c    This   Specimen   Certificate   is  in  landscape position.

################################################################
#                                                                            #
#  NUMBER              The Commonwealth of Massachusetts        SHARES       #
#                                                                            #
#  -0-                                                            -0-
                       (There is a picture of the Capitol
#                          and an eagle between two pillars here)
#                                                                            #
#                                                                            #
#                                   ENDEAVOR SERIES TRUST                    #
#                                                                            #
#                              Montgomery Select 50 Portfolios               #
#                                      no par value                          #
#                                                                            #
#                                                                            #
#This Certifies that -Specimen- of is the owner of # -0- Shares in the Enhanced Index Portfolio of Endeavor Series Trust, created by a Declaration of Trust dated November 18, 1988 and recorded with the Secretary of State of The
Commonwealth of Massachusetts which shares are fully paid and non-assessable, and subject to the provisions of this Trust, are transferable by assignment endorsed thereon, and, the surrender of this
certificate.                                                                  #
#                                                                             #
#IN WITNESS WHEREOF, the Trustees hereunto set their hands and #
have caused their seal to be affixed hereto this     day of
#  A.D. 19  .                                                                 #
#                                                                             #
#                                                                             #
#                                                                             #
#President        (There is a Seal Here)            Chief Financial Officer#
#                                                           (Treasurer)       #
#                                                                             #
#                                                                             #
#                                                                             #
#                                                                             #
###############################################################################

                   This Side of The Certificate is in Landscape Position.

##############################################################################
#
#                                  |  ENDEAVOR SERIES TRUST  |               #
#                                  |                         |               #
#                                  |   Montgomery Select 50  |               #
#                                  |       Portfolio         |               #
#                                  |                         |               #
#                                  | (There is a Torch of    |               #
#                                  |     Fire Here)          |               #
#                                  |                         |               #
#                                  |   Certificate           |               #
#                                  |       for               |               #
#                                  |                         |               #
#                                  |       -0-               |               #
#                                  |                         |               #
#                                  |     ISSUED TO           |               #
#                                  |                         |               #
#                                  |    Specimen             |               #
#                                  |                         |               #
#                                  |      DATED              |               #
-----------------------------------                           ----------------

#                     (The following Text is Enclosed in the Border
#                           to the Left of the Above Text Reading
#                                in the Opposite Direction)
#                                                                            #
#        For Value Received,           hereby sell, assign and               #
transfer unto                                 Shares of the                  #
Capital represented by the within Certificate, and do hereby                 #
irrevocably constitute and appoint                   Attorney                #
 to transfer the said Shares on the books of the within named Organization with full power of substitution in the premises.
#
#                                                                            #
#        Dated              19   .                                           #
#                                                                            #
#                 In presence of                                             #
#                                                                            #
#                                                                            #
##############################################################################